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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 28, 2004


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                     000-19341                73-1373454
         --------                     ---------                ----------
(State or other jurisdiction         (Commission              (IRS Employer
        of incorporation)            File Number)           Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)

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

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  Other Events and Regulation FD Disclosure.

         On January 28, 2004, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the fourth quarter ended December 31, 2003 ("Press Release"). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference. On January 28, 2004, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three and twelve months ended December 31, 2003 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits.

(c)      Exhibits

99(a)    Text of Press Release, dated January 28, 2004, titled
         "BOK Financial Reports Record Earnings for 2003 -- Strong Non-Interest
          Business Lines Contribute to 13th Consecutive Year of Growth"

99(b) Financial Information for the Three and Twelve Months Ended December 31, 2003



                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            BOK FINANCIAL CORPORATION

                            By:  /s/  Steven E. Nell
                                 --------------------------------
                                 Steven E. Nell
                                 Executive Vice President
                                 Chief Financial Officer
Date:  January 28, 2004


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                                  Exhibit Index

Exhibit No.        Description

99(a)              Text of Press Release, dated January 28, 2004, titled
                   "BOK Financial Reports Record Earnings for 2003 -- Strong
                    Non-Interest Business Lines Contribute to 13th Consecutive Year of Growth"

99(b) Financial Information for the Three and Twelve Months Ended December 31, 2003